UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of earliest event reported:    October 8, 1999
Date of  report:                    October 18, 1999

Commission             Registrant, State of Incorporation,    I.R.S. Employer
File Number              Address and Telephone Number         Identification No.

1-1443                 Central and South West Corporation      51-0007707
                       (A Delaware Corporation)
                       1616 Woodall Rodgers Freeway
                       Dallas, Texas 75202-1234
                       (214) 777-1000



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GLOSSARY OF TERMS
The following abbreviations or acronyms used in this text are defined below:

Abbreviation or Acronym    Definition
AEP........................American Electric Power Company, Inc., Columbus, Ohio
AEP Merger.................Proposed merger between AEP and CSW pursuant to which
                           CSW would become a wholly-owned subsidiary of AEP
CSW........................Central and South West Corporation, Dallas, Texas
CSW Energy.................CSW Energy, Inc., Dallas Texas
GE Capital.................GE Capital Structured Finance Group, a division of GE
                           Capital


















FORWARD-LOOKING INFORMATION
This report made by CSW contains forward-looking statements within the meaning of Section 21E of the Exchange Act. Although CSW believes that its expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to:

- the impact of general economic changes in the United States and in countries in which CSW either currently has made or in the future may make investments,
- the impact of the proposed AEP Merger including any regulatory conditions imposed on the merger, the inability to consummate the AEP Merger, or other merger and acquisition activity,
- the impact of deregulation on the United States electric utility business, especially in the States comprising the CSW System's service territory,
- federal and state regulatory developments and changes in law which may have a substantial adverse impact on the value of CSW System generating and other assets,
-  timing and adequacy of rate relief,
-  adverse changes in electric load and customer growth,
-  climatic changes or unexpected changes in weather patterns, and
-  changing fuel prices, generating plant and distribution facility performance.



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ITEM 5.  OTHER EVENTS
A news release concerning a joint announcement by CSW Energy and GE Capital of sale of a 50% interest in CSW Energy's Sweeny electric generating plant located in Texas is included as Exhibit 99.1 and incorporated by reference. CSW expects to realize after-tax earnings from the sale of approximately $33 million or $0.16 per share which will be recorded in the fourth quarter of 1999.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
(c)  Exhibits.

     Exhibit 99.1 CSW News Release dated October 14, 1999 related to the sale of 50% of CSW Energy's interest in the Sweeny electric generating plant.



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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CENTRAL AND SOUTH WEST CORPORATION


Date:  October 18, 1999

                                    By:  /s/ Lawrence B. Connors
                                             Lawrence B. Connors
                                         Controller and Chief Accounting Officer
                                             (Principal Accounting Officer)